EXHIBIT 32.1

Certification of Chief Executive Officer
and Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this quarterly report of Excalibur Industries on Form 10-Q for the periods ended November 30, 2012,  I, Jay R. Mackie, Chief Executive Officer and Principal Financial Officer of Excalibur Industries, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)    The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Excalibur Industries.

/s/ JAY R. MACKIE
Jay R. Mackie
President, Chief Executive Officer,
Principal Financial Officer

Date: December 26, 2012